UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2008

Trico Marine Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33402	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (713) 780-9926

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Appointment of Chief Accounting Officer.  On November 14, 2008, Trico Marine Services, Inc. (the “Company”) announced that, effective October 15, 2008, Lisa Curtis, age 42, was appointed Chief Accounting Officer of the Company.  Ms. Curtis’ annual base salary is $200,000.

Ms. Curtis was previously employed by Grant Prideco (now National Oilwell Varco), a leader in drill stem technology development and drill pipe manufacturing, sales and service, a global leader in drill bit and specialty tools, manufacturing, sales and service and a leading provider of high-performance engineered connections and premium tubular products and services, in various financial management positions, including as assistant controller and manager of financial reporting, since 2000.

Annual Incentive Plan Participation for Lisa Curtis.  For the fiscal year ending December 31, 2008 (the “2008 Fiscal Year”), Ms. Curtis will participate in the Company’s Annual Incentive Plan (the “Incentive Plan”).  The Incentive Plan will make Ms. Curtis eligible for bonus payments based upon achieving target performance levels.  The payout multiples and target mix and weighting of the performance goals under the Incentive Plan for Ms. Curtis as Chief Accounting Officer for the 2008 Fiscal Year will be as follows:

Payout Multiples

Threshold Incentive Compensation (% of base salary)	15%
Target Incentive Compensation (% of base salary)	30%
Maximum Incentive Compensation (% of base salary)	60%

Performance Measures

Safety	20%
Corporate EBITDA	35%
Return on Capital	25%
Individual	20%

There are no arrangements or understandings between Ms. Curtis and any other person pursuant to which she was selected as Chief Accounting Officer. The Company is not aware of any transaction in which Ms. Curtis has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On November 14, 2008, the Company announced that Mr. Geoff Jones, the Vice President and Chief Financial Officer of the Company, will provide a company update at the Imperial Capital 2nd Annual Global Opportunities Conference in New York, New York, on Tuesday, November 18, 2008, at 11:20 (EST).

In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2008

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi A. Varma
	Name:	Rishi A. Varma
	Title:	Chief Administrative Officer, Vice President and General Counsel